DEUTSCHE BANK GLOBAL AUTO INDUSTRY CONFERENCE JANUARY 17, 2018

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. These risks and uncertainties include factors detailed in the reports we file with the SEC, including those described under “Risk Factors” in our most recent Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q. These forward-looking statements speak only as of the date of this communication. We expressly disclaim any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. It should also be noted that this presentation contains certain financial measures, including Adjusted EBITDA, Adjusted Earnings per Share, Adjusted Free Cash Flow, and Net Leverage Ratio that are not required by, or presented in accordance with, accounting principles generally accepted in the United States, or GAAP. These measures are presented here to provide additional useful measurements to review our operations, provide transparency to investors and enable period-to-period comparability of financial performance. A description of non-GAAP financial measures that we use to evaluate our operations and financial performance, and reconciliation of these non-GAAP financial measures to the most directly comparable financial measures calculated and reported in accordance with GAAP, can be found in the appendix under “Reconciliation of Non-GAAP Measures”. Forward Looking Statements 2

• Diversification and Value Creation • Technology Leadership • Financial Highlights and Targets • Appendix – Industry Data, 2018 Walkdowns and Non-GAAP Measures Agenda 3

About AAM 4 AAM is a premier, global leader in design, engineering, validation and manufacturing of driveline, metal forming, powertrain and casting technologies for automotive, commercial and industrial markets AAM is Delivering POWER through world-class quality, technology leadership and operational excellence 17 ENGINEERING CENTERS 17 COUNTRIES $7B PRO FORMA SALES Over 25,000 ASSOCIATES Over 700 CUSTOMERS Over 90 LOCATIONS Over 75 MANUFACTURING FACILITIES

Driving Long-Term Shareholder Value Potential for Multiple Expansion and Share Appreciation SOLID FOUNDATIONAL BUSINESS Concentrated in the strongest vehicle segments of light trucks, SUVs and crossovers INNOVATIVE TECHNOLOGY LEADERSHIP Focused on electrification, lightweighting, fuel efficiency, and vehicle safety and performance COMPELLING GROWTH AND DIVERSIFICATION Driven by our new business backlog, innovative advanced technologies and global footprint INDUSTRY LEADING PROFITABILITY Fueled by powerful vertical integration, productivity initiatives and operational excellence POWERFUL CASH GENERATOR Strong free cash flow yield while funding investments in profitable growth opportunities 5

DIVERSIFICATION AND VALUE CREATION

Comprehensive Solutions from Engine to Driveline

DRIVELINE
- Rear and front axles
- Rear drive modules
- Power transfer units
- Driveshafts
- Transfer cases
- Electric drive units

≈ $4.0 billion

METAL FORMING
- Ring / pinion gears
- Axle / transmission shafts
- Differential gears
- Transmission gears
- CVT components
- Suspension components

≈ $1.5 billion

Our diverse product portfolio and technologies provide continued growth and exciting cross-selling opportunities



POWERTRAIN
- Transmission module and differential assemblies
- Aluminum valve bodies
- Vibration control systems
- Connecting rods
- VVT products

≈ $1.1 billion

CASTING
- Axle carriers
- Differential cases
- Steering knuckles
- Control arms
- Turbo charger housings
- Brackets

≈ $900 million

*Based on estimated 2017 pro forma amounts before eliminations of intercompany sales of approximately $0.5 billion

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MPG Acquisition Update – 2017 Results Acquisition Benefit FY 2017 Result Greater scale and financial profile Expected Pro forma sales of over $6.9 billion  Accelerated business diversification Non-GM sales made up more than 50% of total sales Larger presence with commercial and industrial business as those markets strengthened in 2017  Enhanced profitability and free cash flow generation AAM achieved Adjusted EBITDA* of approximately $1.1 billion AAM generated over $300 million of Adjusted Free Cash Flow*  Synergy attainment and value capture AAM recognized > $30 million of cost reduction synergies in 2017 and expects an annualized synergy attainment run rate of $73 million in January 2018 On track to meet our target of $100 - $120 million of annual run rate synergies by 1Q 2019 and 70% of this total by 1Q 2018  8* For definitions of terms, please see the attached appendix

Synergy Achievement Progress from MPG Acquisition 9 $38 $54 October 2017 July 2017 January 2018 $73 Synergy Achievement Gauge (Annual Run Rate in millions) $100 – $120 1Q 2019 Target Sources of Cost Savings Targeted Annual Profit Impact Overhead  Optimize operating structure  Elimination of redundant public company costs ≈ $45 - $50 million Purchasing  Combine global purchasing to leverage larger scale  Direct and indirect material opportunities  Insourcing initiatives ≈ $45 - $50 million Other Cost Savings  Manufacturing initiatives  Plant loading optimization / facility rationalization ≈ $10 - $20 million Total Targeted Annual Improvement ≈ $100-$120 million AAM is on track to achieve synergy targets

AAM’s Gross New and Incremental Business Backlog As of January 17, 2018 $1.5 BILLION: 2018-2020 Backlog by Global MarketBacklog by Vehicle Segment ≈80% of new business backlog relates to Non-GM business Passenger Cars 15% Crossover Vehicles 55% Full-size Light Truck and SUV 25% Commercial and Other 5% North America 60% Europe 15% Asia 20% South America and other 5% 10 * For production and sales assumptions for 2018-2020, please see the attached appendix

Continued Customer Diversification GM 41% Ford 7% FCA 14% Other Top 15 Global OEMs 10% Other 28% AAM 3Q 2017 Sales By Customer AAM will continue to diversify its customer concentricity through the backlog period 11 GM 31% Ford 14% FCA 15% Other Top 15 Global OEMs 13% Other 27%

Backlog and Impact of GM’s Sourcing Decision 12 Dollars in Millions 2018 2019 2020 $450 ($150) $600 ($100-$200)* $450 ($175) ($275) ≈$300 - 400 2018-2020 AAM’s gross new business backlog Estimated sales impact to AAM of GM’s Next-Gen full- size truck sourcing Net impact for the three year period of 2018 - 2020 Normal business attrition ($100-$200)* * Utilized the mid point for the range for charting purposes. . As of January 17, 2018 AAM’s new business backlog more than offsets attrition and the sales impact of GM’s next generation full-size truck program sourcing ($225)

TECHNOLOGY LEADERSHIP

Additional Electrification New Business Award 14 AAM’s new business award is for a rear eDrive unit on a high performance, hybrid passenger car launching with a second e-AAM customer in 2020 AAM expects our e-AAM products to account for between $100 - $200 million of revenue by 2021 – with the potential to grow this higher ELECTRIFICATION | Driving served market and content-per-vehicle growth for AAM

P1 P2 P3 P4 - AAM Powertrain and Driveline Content: Components and Sub-systems - AAM Powertrain and Driveline Content: Components and Fully integrated systems AAM’s Capabilities for Hybrid and Electric Vehicles Launching eDrive in 2020 Launching eDrive in 2018 Content per vehicle opportunities > $2,500 for all architectures + Systems Integration 15 Current Production

Electric Powertrain Integrator 16 ICE Powertrain Components AAM’s AWD Electric Drive Units Engine Transmission Axle  Each unit integrates an electric motor, gear box and differential to deliver power to the vehicle  e-AAM products provide content- per-vehicle opportunity of over $2,500 Electric Drive Unit - Front Electric Drive Unit - Rear Note: ICE – Internal Combustion Engine. .

Competitive Advantage in Electric Powertrains Ability to engineer and integrate the electric powertrain into a single eDrive unit1 Continued commitment and investment in next generation eDrive innovations3 Global footprint and launch capabilities4 Product in the market place in 20185 Expertise in highly engineered components critical to eDrive performance 2 17

QUANTUM™ Technology  Industry first technology along with a revolutionary design  Significant mass reduction (up to 35%)  In combination, additional efficiency and weight reduction can deliver 1% to 1.5% improved vehicle fuel economy  Scalable across multiple applications— without loss of performance or power  Streamlined manufacturing process for key driveline components. KEY ATTRIBUTES AAM’s QUANTUM technology features all-new, completely redesigned family of lightweight axles and drive units QUANTUMTM Rear AxleQUANTUMTM RDU w/ eLSD Actively collaborating on QUANTUM projects with multiple customers 18

AAM FINANCIAL HIGHLIGHTS AND TARGETS

AAM’s 2017 Financial Update 2017 Full Year Estimates AAM’s Consolidated Sales ≈ $6.25 billion Adjusted EBITDA* ≈ $1.1 billion Adjusted Free Cash Flow* ≈ $330 – $340 million * For definitions of terms, please see the attached appendix We achieved record financial performance in 2017 . . . MPG’s pre-acquisition financial results from January 1st to April 5th are not included in AAM’s 2017 financials results. We have incurred significant costs and payments related to restructuring, integration and acquisition-related activities as well as purchase accounting adjustments and related effects on the income statement during 2017. The impact of these items has been excluded from our Adjusted EBITDA and Adjusted free cash flow targets. AAM is in the process of analyzing the impact of recent U.S. tax reform on our 2017 financial statements. While we are unable to provide an estimate of the impact at this time, there may be significant accounting adjustments in 2017 as a result of the change in tax regulations. 20

AAM’s 2018 Financial Targets 2018 Full Year Targets Sales ≈ $7 billion Adjusted EBITDA* Margin ≈ 17.5% - 18% Adjusted Free Cash Flow* ≈ 5% of sales * For definitions of terms, please see the attached appendix . . . and expect another record year in 2018!  Based on the anticipated launch schedule of our new business backlog and our assumption that the US SAAR* is in the range of 16.8 to 17.0 million units.  Adjusted Free Cash Flow target assumes capital expenditures of ≈ 8% of sales. Elevated capital spending in 2018 reflects significant new and replacement program launches. We estimate approximately $50 to $75 million of restructuring and acquisition-related costs and related payments during 2018. The impact of these have been excluded from our Adjusted EBITDA and Adjusted Free Cash Flow targets. Our 2018 financial targets for the full year contemplate significant customer downtime in preparation for critical program changeovers and related project expense. We expect this to have the greatest impact in the first quarter of 2018. 21

Free Cash Flow Generation Has Just Begun!  We expect to generate cumulative adjusted free cash flow of over $1.5 billion in the 4 year period 2017 – 2020  AAM expects Adjusted EBITDA* margins to be in the range of 17% to 18% of sales through 2020  Starting in 2019, AAM should benefit from:  Lower capital spending  Lower restructuring and integration payments  Lower interest payments  Full run rate synergies2017E 2017E - 2020E Projected Cumulative Adj. Free Cash Flow* 2017 - 2020 > $1.5 Billion $330 - $340 Million * For definitions of terms, please see the attached appendix 22

Capital Allocation Priorities

Debt Paydown

Plan to Delever



Net Leverage Ratio*
2.98x
2x
September 30, 2017
December 31, 2019 target

Maintain Appropriate Liquidity*

- > $1.3 billion at December 31, 2017
- Target >$1 billion going forward

Favorable Debt Maturities

- Prepaid $200M Notes due 2019 in 4Q 2017
- Flexible prepayment options for both Senior Notes and Term Loan
- $200M of 7.75% Notes due in 2019
- After 2019, minimal maturities until 2021

Organic Growth

Capital Investment

- Support $1.5 billion in new and incremental business backlog
- Constant focus of quoting and emerging opportunities on profitable growth and diversification

Research and Development

- Product, process and systems technology
- Leverage global engineering capabilities
- Focused on the global automotive megatrends of electrification, lightweighting, and fuel efficiency

Others

Strategic Initiatives

- Will analyze opportunities within our current capital structure to:
  - Diversify geographically
  - Expand technology leadership
  - Enhance profitability

Shareholder Friendly Actions

- Will balance among other capital allocation priorities

*For definitions of terms, please see the attached appendix

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Well Positioned in a Potential Downside Scenario 24 17.2 2017E Breakeven US SAAR (units in millions)  Highly variable cost structure allows for flexibility during periods of lower volumes  AAM has track record of reducing fixed costs through facility and labor efficiency initiatives during previous downside periods  Multiple options available to manage to additional potential change in volumes, including SG&A, capital spending, R&D etc.  Continued synergy attainment and productivity initiatives further reduce breakeven points 25-30% downturn ≈12

APPENDIX – INDUSTRY DATA, 2018 WALKDOWNS AND NON-GAAP MEASURES

2018 2019 - 2020 Global Light Vehicle Production ≈ 97M units ≈ 2% annual growth North America Light Vehicle Production ≈ 17.5M units Flat US SAAR 16.8 – 17M units 16.5 – 17M units Europe Light Vehicle Production ≈ 23M units Flat China Light Vehicle Production ≈ 28M units ≈ 4-5% annual growth North America Class 5-8 Commercial Vehicle Production ≈ 550k units Flat Production and Sales Volume Assumptions 27

Powertrain Projections North America 0 5 10 15 M ill ion s Greater China Europe 0 5 10 15 20 25 30 35 M ill ion s 0 5 10 15 20 25 M ill ion s 17M 32M 23MICE ICE ICE IHS Production Forecasts as of December 4, 2017 0 20 40 60 80 100 M ill ion s ICE Global 100M For at least the next decade, the internal combustion engine (ICE) is expected to be the main source of power for vehicles 28

Projected LV Production Mix IHS Forecasts as of December 4, 2017 Vehicle mix is trending favorably for AAM in all of our key markets 45% 38% 32% 55% 62% 68% 2012 2016 2020 North America 64% 56% 51% 36% 44% 49% 2012 2016 2020 Europe 58% 44% 39% 42% 56% 61% 2012 2016 2020 China 29

2018 Sales Walkdown (in millions) $6,250 $6,975 $7,000 ≈$725 $450 ($150) ($175) ($100) AAM's Estimated 2017 Sales 1Q 2017 MPG Pro Forma 2017 Full Year Sales New Business Backlog Expiring Programs / Attrition GM Next-Gen Sourcing Impact Volume, Mix & Other AAM's 2018 Sales Target Strong backlog offsets attrition and lower expected full-size truck volumes Note: 1Q 2017 MPG sales reflect total pre-acquisition sales of approximately $750 million adjusted for the elimination of approximately $25 million of sales to AAM 30

2018 Adjusted EBITDA* Walkdown (in millions) 31 $1,100 $1,225 $1,243** ≈$125 ($25) $70 ($27) AAM's Estimated 2017 Adj. EBITDA 1Q 2017 MPG Adj. EBITDA 2017 Pro forma Volume & Mix Synergies Project Expense & Other AAM's 2018 Adj. EBITDA target * For definitions of terms, please see the attached appendix ** For charting purposes, this reflects 2018 Adj. EBITDA at midpoint of 17.5% to 18% range Benefit of cost reductions synergies more than offsets margin headwinds

Reconciliation of Non-GAAP Measures In addition to the results reported in accordance with accounting principles generally accepted in the United States of America (GAAP) included within this presentation, we have provided certain information, which includes non-GAAP financial measures. Such information is reconciled to its closest GAAP measure in accordance with Securities and Exchange Commission rules and is included in the following slides. Certain of the forward-looking financial measures included in this presentation are provided on a non-GAAP basis. A reconciliation of non-GAAP forward-looking financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP is not practical given the difficulty of projecting event driven transactional and other non-core operating items, as well accounting adjustments related to recent tax reform and their related effects in any future period. The magnitude of these items, however, may be significant. 32

Supplemental Data 2017 2016 2017 2016 Net income attributable to AAM 86.2$ 61.7$ 230.8$ 193.8$ Interest expense 57.5 23.2 139.9 70.2 Income tax expense 5.7 17.8 15.6 53.8 Depreciation and amortization 122.6 49.9 303.4 150.4 EBITDA 272.0$ 152.6$ 689.7$ 468.2$ Restructuring and acquisition-related costs 22.8 4.1 90.5 4.1 Debt refinancing and redemption costs __ __ 2.7 __ Non-recurring items: Acquisition-related fair value inventory adjustment __ __ 24.9 __ Other 2.9 __ (0.8) (1.0) Adjusted EBITDA 297.7$ 156.7$ 807.0$ 471.3$ As % of net sales 17.3% 15.6% 17.8% 15.7 % September 30, September 30, Three Months Ended Nine Months Ended EBITDA and Adjusted EBITDA Reconciliation ($ in millions) 33

Supplemental Data 2017 2016 2017 2016 Net cash provided by operating activities 207.5$ 107.5$ 420.7$ 291.0$ Purchases of property, plant and equipment, net of proceeds from sale of property, plant and equipment and government grants (139.9) (52.9) (277.0) (155.2) Free cash flow 67.6$ 54.6$ 143.7$ 135.8$ Cash payments for restructuring and acquisition-related costs 20.3 __ 86.5 __ Acquisition-related settlement of pre-existing accounts payable balances with acquired entities __ __ 35.2 __ Interest payments upon settlement of acquired company debt __ __ 24.6 __ Adjusted free cash flow 87.9$ 54.6$ 290.0$ 135.8$ Three Months Ended Nine Months Ended September 30, September 30, Free Cash Flow and Adjusted Free Cash Flow Reconciliation ($ in millions) 34

Supplemental Data Trailing Twelve Months Ended December 31, March 31, June 30, September 30, September 30, 2016 2017 2017 2017 2017 Net income attributable to AAM 46.9$ 78.4$ 66.2$ 86.2$ 277.7$ Interest expense 23.2 25.5 56.9 57.5 163.1 Income tax expense 4.5 7.5 2.4 5.7 20.1 Depreciation and amortization 51.4 56.2 124.6 122.6 354.8 EBITDA 126.0$ 167.6$ 250.1$ 272.0$ 815.7$ Restructuring and acquisition-related costs 22.2 16.0 51.7 22.8 112.7 Debt refinancing and redemption costs __ __ 2.7 __ 2.7 Non-recurring items: __ Acquisition-related fair value inventory adjustment __ __ 24.9 __ 24.9 Other __ __ (3.7) 2.9 (0.8) Adjusted EBITDA 148.2$ 183.6$ 325.7$ 297.7$ 955.2$ 261.9 1,217.1$ EBITDA and Adjusted EBITDA for the Trailing Twelve Months Ended September 30, 2017 ($ in millions) Quarter Ended Pre-acquisition adjusted EBITDA from acquired entities Pro forma Adjusted EBITDA 35

Supplemental Data Trailing Twelve Months Ended September 30, 2017 Current portion of long term debt 6.8$ Long-term debt, net 4,169.3 Total debt, net 4,176.1 Less: Cash and cash equivalents 549.6 Net debt at end of period 3,626.5$ Pro forma Adjusted EBITDA 1,217.1$ Net Leverage Ratio 2.98 Net Debt and Net Leverage Ratio ($ in millions) 36

Definition of Non-GAAP Measures EBITDA and Adjusted EBITDA We define EBITDA to be earnings before interest expense, income taxes, depreciation and amortization. Adjusted EBITDA is defined as EBITDA excluding the impact of restructuring and acquisition-related costs, debt refinancing and redemption costs, and non-recurring items. We believe that EBITDA and Adjusted EBITDA are meaningful measures of performance as they are commonly utilized by management and investors to analyze operating performance and entity valuation. Our management, the investment community and the banking institutions routinely use EBITDA and Adjusted EBITDA, together with other measures, to measure our operating performance relative to other Tier 1 automotive suppliers. We also use Segment Adjusted EBITDA as the measure of earnings to assess the performance of each segment and determine the resources to be allocated to the segments. EBITDA and Adjusted EBITDA should not be construed as income from operations, net income or cash flow from operating activities as determined under GAAP. Other companies may calculate EBITDA and Adjusted EBITDA differently. Other Non-recurring Items For the three months ended on September 30, 2017, other non-recurring items reflect the impact of a non-cash pension settlement charge related to one of our foreign entities. For the nine months ended on September 30, 2017, other non-recurring items also reflect the impact of a gain related to the change of our method of accounting for indirect inventory and the interest expense for the debt drawdown period prior to acquisition funding requirement. For the three and nine months ended on September 30, 2016, other non-recurring items reflect the impact of an investment gain related to the final distribution of the Reserve Yield Plus Fund. Adjusted Earnings per Share We define Adjusted earnings per share to be diluted earnings per share excluding the impact of restructuring and acquisition-related costs, debt refinancing and redemption costs, and non-recurring items, including the tax effect thereon. We believe Adjusted earnings per share is a meaningful measure as it is commonly utilized by management and investors in assessing ongoing financial performance that provides improved comparability between periods through the exclusion of certain items that management believes are not indicative of core operating performance and which may obscure underlying business results and trends. Other companies may calculate Adjusted earnings per share differently. Free Cash Flow and Adjusted Free Cash Flow We define free cash flow to be net cash provided by operating activities less capital expenditures net of proceeds from the sale of property, plant and equipment and government grants. Adjusted free cash flow is defined as free cash flow excluding the impact of cash payments for restructuring and acquisition-related costs, settlements of pre-existing accounts payable balances with acquired entities, and interest payments upon the settlement of acquired company debt. We believe free cash flow and Adjusted free cash flow are meaningful measures as they are commonly utilized by management and investors to assess our ability to generate cash flow from business operations to repay debt and return capital to our stockholders. Free cash flow and Adjusted free cash flow are also key metrics used in our calculation of incentive compensation. Other companies may calculate free cash flow and Adjusted free cash flow differently. Net Debt and Net Leverage Ratio We define net debt to be the current portion of long-term debt plus long-term debt, net less cash and cash equivalents. We define Net Leverage Ratio to be net debt divided by the trailing 12 months of pro forma Adjusted EBITDA. Pro forma Adjusted EBITDA includes AAM's Adjusted EBITDA and the pre-acquisition EBITDA of acquired entities. We believe that Net Leverage Ratio is a meaningful measure of financial condition as it is commonly used by management, investors and creditors to assess capital structure risk. Other companies may calculate Net Leverage Ratio differently. Liquidity We define Liquidity as cash on hand plus amounts available on our revolving credit facility and foreign credit facilities. US SAAR We define US SAAR as the seasonally adjusted annual rate of light vehicle sales in the United States 37